Exhibit 10.2

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND THIS WARRANT AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE SAME ARE REGISTERED AND QUALIFIED IN ACCORDANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION, SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

                           WARRANT TO PURCHASE SHARES
                      OF COMMON STOCK OF CUBIC ENERGY, INC.

                                              Issue Date: ______________________


         THIS CERTIFIES THAT, for value received, Tauren Exploration, Inc., a Texas corporation ("Holder"), is entitled, subject to the provisions and upon the terms and conditions hereinafter set forth, to subscribe for and purchase up to Fifty Thousand (50,000) Shares, as adjusted pursuant to the provisions hereof (the "Number"), of the fully paid and nonassessable Common Stock, Five Cents ($0.05) par value, of CUBIC ENERGY, INC., a Texas corporation (the "Company" or the "Corporation"), for a price per Share equal to Seventy Cents ($0.70) (the "Exercise Price"). The Number and Exercise Price shall be subject to adjustment as hereafter provided.

         Certain terms not otherwise defined herein have the meanings set forth in Section 4.5 hereof.


         1. Term. Subject to the provisions of this Warrant, the purchase right represented by this Warrant is exercisable, in whole or in part, at any time from the date written above, from time to time until November 9, 2009, @ 5:00 p.m., CST.

         2. Method of Exercise. The purchase right represented by this Warrant may be exercised by the Holder hereof, in whole or in part and from time to time, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company and by the payment to the Company, by check or by wire transfer, of an amount equal to the then applicable Exercise Price per Share multiplied by the number of Shares then being purchased. The person or persons in whose name(s) any certificate(s) representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised and the then applicable Exercise Price paid. In the event of any exercise of the rights represented by this Warrant, certificates for the Shares of Common Stock so purchased shall be delivered to the person(s) designated on the notice of exercise as soon as possible and in any event within twenty-one



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

(21) days after receipt of such notice and payment of the then applicable Exercise Price and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised and containing the same terms and conditions of this Warrant shall also be issued to the person(s) designated on the notice of exercise as soon as possible and in any event within such twenty-one (21) day period.

         3. Stock Fully Paid; Reservation of Shares. All Shares that may be issued upon the exercise of the rights represented by this Warrant, and all shares into which such Shares are convertible will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by the Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of Shares to provide for the exercise in full of the unexercised rights represented by this Warrant.

         4. Adjustment of Exercise Price and Number of Shares. The Number and the Exercise Price shall be subject to adjustment from time to time as set forth in this Section 4.

                  4.1 Stock Dividends, Subdivisions and Combinations. If at any time the Company shall:

                           (i) take a record of the holders of its Common  Stock
for the purpose of entitling them to receive a dividend payable in, or other distribution of, additional Shares of Common Stock,

                           (ii) Subdivide its outstanding Shares of Common Stock
into a larger number of Shares of such Common Stock, or

                           (iii) combine its outstanding  Shares of Common Stock
into a smaller number of Shares of such Common Stock,

then the Exercise Price shall be adjusted to equal the product of the Exercise Price in effect immediately prior to such event multiplied by a fraction the numerator of which is equal to the number of Shares of Common Stock Outstanding immediately prior to the adjustment and the denominator of which is equal to the number of Shares of Common Stock Outstanding immediately after such adjustment.

                  4.2 Adjustment to Number. At the time the Exercise Price is adjusted, the Number shall also be adjusted by multiplying the Number immediately prior to the adjustment by a fraction the numerator of which is the Exercise Price immediately prior to the adjustment and the denominator of which is the adjusted Exercise Price.

                  4.3 Conversion, Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall convert into another form of entity, reorganize its capital, reclassify its capital stock,



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

consolidate or merge with or into another entity (where the Company is not the surviving entity or where there is any change whatsoever in, or distribution with respect to, the Outstanding Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all of its property, assets or business to another entity and, pursuant to the terms of such conversion, reorganization, reclassification, merger, consolidation or disposition of assets, (i) ownership interests or shares of common stock of the successor or acquiring entity or of the Company (if it is the surviving entity) or (ii) any cash, ownership interests, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of ownership interests or common stock of the successor or acquiring entity ("Other Property") are to be received by or distributed to the holders of Common Stock of the Company who are holders immediately prior to such transaction, then the Holder of this Warrant shall have the right thereafter to receive, upon exercise of this Warrant, the number of ownership interests or shares of common stock of the successor or acquiring entity or of the Company, if it is the surviving entity, and Other Property receivable upon or as a result of such conversion, reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of Shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In such event, the aggregate Exercise Price otherwise payable for the Shares of Common Stock issuable upon exercise of this Warrant shall be allocated among the shares of common stock and Other Property receivable as a result of such conversion, reorganization, reclassification, merger, consolidation or disposition of assets in proportion to the respective fair market values of such shares of common stock and Other Property as determined in good faith by the Board of Directors of the Company. For the purposes of this Section 4, "ownership interests or shares of common stock of the successor or acquiring entity" shall include partnership units of such entity of any class, stock of such entity of any class, both of which are not preferred as to redemption, and shall also include any evidences of indebtedness, partnership units, shares of stock or other securities which are convertible into or exchangeable for any such partnership units or stock, either immediately or upon the arrival of a specified date or the happening of a specified event, and any warrants, options or other rights to subscribe for or purchase any such partnership units or stock. The foregoing provisions of this
Section 4.3 shall similarly apply to the successive conversions, mergers, consolidations or dispositions of assets.

                  4.4 Other Provisions Applicable to Adjustments Under this Section. The following provisions shall be applicable to the adjustments provided for pursuant to this Section 4: (a) When Adjustment To Be Made. The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring such an adjustment shall occur. For the purpose of any such adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                           (b) Fractional  Interests.  In computing  adjustments
under this Section 4, fractional interests in Common Stock shall be taken into account to the nearest one-one hundredth (1/100th) of a Share.



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

                           (c) When  Adjustment  Not  Required.  If the  Company
shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution to which the provisions of
Section 4.1 would apply, but shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                           (d)  Independent  Application.  Except  as  otherwise
provided herein, all subsections of this Section 4 are intended to operate independently of one another (but without duplication). If an event occurs that requires the application of more than one subsection, all applicable subsections shall be given independent effect without duplication.

                           (e) No Impairment.  The Corporation  will not through
any conversion, reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holder against impairment. Without limiting the generality of the foregoing, the Corporation (i) will not permit the par value of any Shares of Common Stock at the time receivable upon the exercise of this Warrant to exceed the Exercise Price then in effect, (ii) will take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid nonassessable Shares of Common Stock on the exercise of this Warrant, and (iii) will not take any action which results in any adjustment of the Exercise Price if the total number of Shares of Common Stock issuable after the action upon the exercise of this Warrant and all other warrants, options and other rights to acquire Common Stock will exceed the total number of Shares of Common Stock then authorized by the Articles of Incorporation of the Corporation and available for the purpose of issue upon such exercise.

                           (f)   Certificate   as  to   Adjustments.   Upon  the
occurrence of each adjustment or readjustment of the Exercise Price and the Number pursuant to this Section 4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (i) the consideration received or to be received by the Corporation for any additional Stock issued or sold or deemed to have been issued, (ii) the number of Shares of Common Stock then outstanding or deemed to be outstanding, and (iii) the Exercise Price and the Number in effect immediately prior to such issue or sale and as adjusted and readjusted on account thereof, showing how each was calculated. The Corporation shall, as promptly as practicable following its receipt of the written request, but in any event within ten (10) Business Days after receipt of such written request, of the Holder furnish or cause to be furnished to the Holder a like certificate setting forth (i) the Exercise Price and Number at the time in effect, showing how each was calculated, and (ii) the number of Shares of Common Stock and the amount, if any, of other property which at the time would be received upon the exercise of this Warrant.

                           (g)  Notices  of  Record  Date.  In the  event of any
taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, or any right to subscribe for, purchase or otherwise acquire any Shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to the Holder at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

                           (h) Common Stock Reserved.  The Corporation  shall at
all times reserve and keep available out of its authorized but unissued Common Stock such number of Shares of Common Stock as shall from time to time be sufficient to effect the exercise of this Warrant.


                  4.5 Definitions. The following terms shall have the following meanings, which meanings shall be equally applicable to the singular and plural forms of such terms:

                  "Business Day" means any day which is not a Saturday or a Sunday or a public holiday or a day on which banks are required or permitted to close under the laws of the State of Texas.

                  "Common Stock" means the one class of Common Stock of the Company, Five Cents ($0.05) par value.

                  "Company or Corporation" shall mean Cubic Energy, Inc., a Texas corporation.

                  "Exercise Price" shall have the meaning set forth at the beginning of this Warrant.

                  "Holder" means the holder of this Warrant from time to time.

                  "Issue Date" shall have the meaning set forth at the beginning of this Warrant.

                  "Number" shall have the meaning set forth at the beginning of this Warrant.

                  "Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of Shares thereof is to be determined, all issued Shares of Common Stock, except Shares then owned or held by or for the account of the Company or any subsidiary thereof, and shall include all
Shares issuable in respect of outstanding script or any certificates representing fractional interests in Shares of Common Stock.

                  "Person" shall mean a corporation, an association, a partnership, a limited liability company, a joint venture, a trust, an organization, a business, an individual, a government or political subdivision thereof, a governmental agency or any other legal entity.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Share" shall mean a share of authorized Common Stock of the Company.

                  "Warrant  Expiration Date" shall have the meaning set forth in
Section 1.

         5. Fractional Shares. The Company may elect not to issue fractional Shares in connection with any exercise hereunder. If the Company makes such election, in lieu of such fractional Shares the Company shall make a cash payment therefor upon the basis of the then fair market value as determined by the Board of Directors of the Company.

         6. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

         7. Notices. Any notice which is required or permitted to be given pursuant hereto shall be given in the manner provided in the Investors Rights Agreement.

         8. Binding Effect on Successors. This Warrant shall be binding upon any entity succeeding the Company by conversion, merger or consolidation, and all of the obligations of the Company relating to the Shares issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant and all of the covenants and agreements herein and in such other documents and instruments of the Company shall inure to the benefit of the successors and assigns of the Holder. The Company will, at the time of the exercise of this Warrant, in whole or in part, upon request of the Holder but at the Company's expense, acknowledge in writing its continuing obligation to the Holder in respect to any rights to which the Holder shall continue to be entitled after such exercise in accordance with this Warrant; provided, that the failure of the Holder to make any such request shall not affect the continuing obligation of the Company to the Holder in respect of such rights.

         9. Descriptive Headings. The descriptive headings of the sections of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

         10. Governing Law. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Texas.





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


         IN WITNESS WHEREOF, the undersigned, being duly authorized, has executed and delivered this Warrant as of this day and year set forth at the beginning of this Warrant.


                                                        CUBIC ENERGY, INC.

                                                        ________________________
                                                        By:
                                                        Its:

                                    Exhibit A

                             NOTICE OF EXERCISE FORM


                         (To be executed upon partial or
                     full exercise of the attached Warrant)


         The undersigned registered Holder of the within Warrant irrevocably exercises the attached Warrant for and purchases ______________ Shares of Common Stock of Cubic Energy, Inc. (the "Company") and herewith makes payment therefor in the amount of $____________, all at the price and on the terms and conditions specified in the attached Warrant, and requests that a certificate (or _________________ certificates in denominations of ____________ Shares) for the Shares of Common Stock of the Company hereby purchased be issued in the name of and delivered to (choose one):

         (a) the undersigned, or

         (b) ______________, whose address is __________________

and, if such Shares of Common Stock do not include all the Shares of Common Stock issuable as provided in the attached Warrant, that a new Warrant of like tenor for the number of Shares of Common Stock of the Company not being purchased hereunder be issued in the name of and delivered to (choose one):

(c) the undersigned, or

(d) ________________, whose address is
_________________________________________________



                                          By:___________________________________
                                             (Signature of Holder exactly how it
                                              appears on the Warrant)


Dated:________________











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